EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. 1350 AS ADOPTED

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Bookedbyus Inc. (the “Company”) for the quarter ended February 28, 2017 as filed with the Securities and Exchange Commission on the date hereof (the Report), the undersigned Chief Executive Officer and President and the principal accounting and financial officer of the Company hereby certifies, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects the financial condition and results of operations of the Company.

Date: April 7, 2017	By:	/s/ Bradley Kersch
Bradley Kersch
Director, Chief Executive Office, President, Treasurer, Chief Financial Officer and principal accounting officer